UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
January 27, 2006
Date of Report (Date of earliest event reported)
EMDEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)
(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 1.02. Termination of a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1 EMPLOYMENT AGREEMENT / CHARLES A. MELE
EX-10.2 LETTER AGREEMENT / KEVIN M. CAMERON
EX-10.3 LETTER AGREEMENT / MARTIN J. WYGOD
EX-99.1 CHANGE OF CONTROL DEFINITION

Item 1.01. Entry into a Material Definitive Agreement
Amendment of 2000 Long-Term Incentive Plan
     On January 27, 2006, the Compensation Committee of the Board of Directors of Emdeon approved the following changes to the 2000 Long-Term Incentive Plan (which we refer to as the 2000 Plan):
•	Options held by non-employee directors will vest upon the occurrence of a “Change in Control” (as defined in the 2000 Plan, after the amendment of that definition described below). Both before and after the amendment, the Compensation Committee has authority under the 2000 Plan to determine whether acceleration of vesting of awards granted under the 2000 Plan, including awards granted to non-employee directors, would occur regardless of whether a “Change in Control” (as defined) had occurred.

•	If a non-employee director’s service on the Board ends (other than if removed for cause), options granted to such director under the 2000 Plan that are outstanding on January 27, 2006 will remain exercisable for the post-termination exercise period specified in the applicable option agreement plus an extension to the later of (A) the 15th day of the third month following such post-termination exercise period or (B) December 31 of the calendar year in which such post-termination exercise period would terminate (but not beyond the termination of the original 10 year term). We refer to this period of extension, which is the period permitted by Section 409A of the Internal Revenue Code, as the “Permitted 409A Extension Period”.

•	If a non-employee director’s service on the Board ends (other than if removed for cause), options granted to such director under the 2000 Plan after January 27, 2006 will remain exercisable for a post-termination exercise period of three years (but not longer than a 10 year term).

•	The definition of “Change in Control” is amended to read as set forth in Exhibit 99.1 to this Current Report. Exhibit 99.1 is hereby incorporated by reference herein. The only change in the definition was the addition of the phrase: “and, in connection therewith, the Committee has determined, in its sole discretion, that a change in control of the Corporation has occurred or is reasonably expected to occur, taking into consideration all relevant facts and circumstances, including, but not limited to, any changes in the membership or structure of the Board” in clause (ii), which results in an additional requirement for a “Change in Control” following certain acquisitions of 25% or more of the combined voting power of Emdeon’s then outstanding securities eligible to vote for the election of the Board.
* * * * *
Amendment of 1996 Stock Plan
     On January 27, 2006, the Compensation Committee of the Board of Directors of Emdeon approved an amendment to the 1996 Stock Plan to clarify that the Compensation Committee (or a designated officer to whom authority has been delegated by the Compensation Committee) may expressly provide, with respect to any award granted under the 1996 Stock Plan, that provisions in an employment agreement or other award agreement relating to the award will supplement or modify the terms of the 1996 Stock Plan as applied to such award.
* * * * *

Amendments to Option Agreements with Non-Employee Directors under Predecessor Company Plans
     On January 27, 2006, the Compensation Committee of the Board of Directors of Emdeon approved an amendment to the option agreements for all outstanding options granted to Emdeon’s current non-employee directors under plans of companies that were acquired by or merged into Emdeon after the date of grant. In connection with those transactions, predecessor company options were converted into options to purchase Emdeon common stock. The only change to those options is that they will remain exercisable for the post-termination exercise period specified in the applicable option agreement plus the Permitted 409A Extension Period.
* * * * *
New Employment Agreement with Charles A. Mele
     Emdeon and Charles A. Mele, our Executive Vice President, General Counsel and Secretary, have entered into an employment agreement, dated as of February 1, 2006, that supersedes the employment agreement between us, dated as of July 1, 2000, as previously amended and restated. Under the new employment agreement and subject to its terms and conditions:
•	The agreement provides for an employment period through February 1, 2011.

•	Mr. Mele will continue to receive an annual base salary of $450,000. The amount of any bonus will be in the discretion of the Compensation Committee of the Board of Emdeon.

•	If Mr. Mele’s employment is terminated due to his death or disability, by us without “cause” (as described below) or by Mr. Mele for “good reason” (as described below), he would be entitled to: (i) continuation of his base salary, at the rate then in effect, for three years; (ii) an amount for each of the three years equal to the greater of the average bonus he received in the three years prior to termination or the amount of the bonus he received in the last of those years; and (iii) continued participation in our benefit plans (or comparable plans) for three years. If such termination occurs after the end of a fiscal year but before payment of the bonus for that year, he would also be entitled to receive the bonus, if any, earned for that fiscal year; provided, however, that if the termination is for “good reason” or without “cause” following a Change in Control (as described below) of Emdeon, the payments in (i) and (ii) above will continue for the remainder of the term of the agreement, if longer. In addition:
—	all options and restricted stock granted to Mr. Mele by Emdeon prior to the date of the agreement that have not vested prior to the date of termination would be vested as of the date of termination and the options would remain exercisable as if he remained in our employ through the expiration date specified in each applicable stock option agreement, except that the options granted to Mr. Mele on March 17, 2004 would remain exercisable only for 90 days plus the Permitted 409A Extension Period; and

—	the portion of the options to purchase WebMD Health Corp. Class A Common Stock granted to Mr. Mele by WebMD on September 28, 2005 that would have vested on the next vesting date following the date of termination will vest on the date of termination and the vested portion of those options will remain exercisable for 90 days plus the Permitted 409A Extension Period; provided, however, that, if termination is for “good reason” or without “cause” following a

Change in Control of Emdeon, all of the options that have not vested prior to the date of termination would be vested as of the date of termination.
•	If Mr. Mele’s employment is terminated by us for “cause” or by him without “good reason,” he (a) would not be entitled to any further compensation or benefits and (b) would not be entitled to any additional rights or vesting with respect to the stock options or restricted stock following the date of termination.

•	For purposes of Mr. Mele’s employment agreement: (a) “cause” includes (i) a material breach of the employment agreement that remains unremedied after 30 days written notice, or (ii) conviction of a felony; (b) “good reason” includes (i) a material reduction in title or responsibilities, (ii) requiring Mr. Mele to report to anyone other than the Chief Executive Officer of Emdeon, (iii) a reduction in base salary or material fringe benefits, (iv) a material breach of the employment agreement, (v) requiring Mr. Mele to relocate to a location that is more than 25 miles from his current residence, or (vi) a Change in Control of Emdeon occurs and he remains in the employ of Emdeon for six months after the “Change in Control. The definition of “Change in Control” of Emdeon is the same one used in the 2000 Long-Term Incentive Plan, as amended, as set forth in Exhibit 99.1 to this Current Report. Non-renewal of the agreement at the end of its term is also deemed to be a termination without cause.

•	In the event of a “Change in Control” of WebMD or if WebMD is no longer an affiliate of Emdeon, the options granted to Mr. Mele by WebMD on September 28, 2005 that have not vested prior to such event would be vested as of the date of such event and would remain exercisable for 90 days plus the Permitted 409A Extension Period. The definition of “Change in Control” of WebMD is generally similar to the definition of “Change in Control” of Emdeon, except that the threshold used for an acquisition of voting shares by a person or entity is 50% of the outstanding voting shares. No public offering nor any split-off, spin-off or other divestiture of WebMD by Emdeon to its stockholders will constitute a Change in Control.

•	Payment of severance, if any, will be made in accordance with Section 409A to avoid subjecting Mr. Mele to adverse tax consequences.

•	Mr. Mele is subject to confidentiality obligations that survive indefinitely and non-solicitation and non-competition obligations that survive for two years or, if longer, for a period of up to three years in which severance is payable under the agreement.

•	There is a tax gross-up provision relating to any excise tax that Mr. Mele incurs by reason of his receipt of any payment that constitutes an excess parachute payment as defined in Section 280G of the Internal Revenue Code. Any excess parachute payments and related tax gross-up payments made to Mr. Mele will not be deductible by Emdeon for federal income tax purposes.
The above summary is qualified in its entirety by reference to the new employment agreement itself, a copy of which is attached hereto as Exhibit 10.1 to this Current Report and which is incorporated by reference in this Item 1.01 in its entirety.
* * * * *

Letter Agreement with Kevin M. Cameron
     We have entered into a letter agreement, dated as of February 1, 2006, with Kevin M. Cameron, our Chief Executive Officer, providing for the following changes to his employment agreement:
•	The definition of “Change in Control” of Emdeon was amended to be the same as the one used in the 2000 Long-Term Incentive Plan, as amended, as set forth in Exhibit 99.1 to this Current Report.

•	The terms applicable to the options to purchase WebMD Class A Common Stock granted to Mr. Cameron by WebMD on September 28, 2005 were amended to be the same as those described above under “New Employment Agreement with Charles A. Mele.”

•	Provisions were added to the agreement so that payment of severance, if any, will be made in accordance with Section 409A to avoid subjecting Mr. Cameron to adverse tax consequences.
The above summary is qualified in its entirety by reference to the letter agreement itself, a copy of which is attached hereto as Exhibit 10.2 to this Current Report and which is incorporated by reference in this Item 1.01 in its entirety.
* * * * *
Letter Agreement with Martin J. Wygod
     We have entered into a letter agreement, dated as of February 1, 2006, with Martin J. Wygod, Chairman of the Board, providing that the definition of “Change in Control” of Emdeon was amended to be the same as the one used in the 2000 Long-Term Incentive Plan, as amended, as set forth in Exhibit 99.1 to this Current Report. Except for the modification described above, our existing employment agreement with Mr. Wygod continues in effect.
     On January 27, 2006, we granted to Mr. Wygod: (a) options to purchase 600,000 shares of Emdeon common stock at an exercise price equal to the closing price of Emdeon common stock on that date (which was $8.77); and (b) 150,000 shares of restricted Emdeon common stock. These grants were made from the following Emdeon equity plans: (1) the grant of restricted Emdeon common stock and options to purchase 100,000 of the shares of Emdeon common stock were from the 2000 Long-Term Incentive Plan; and (2) the remaining options to purchase 500,000 shares were from the 1996 Stock Plan. These grants are subject to the terms of the employment agreement, as amended, generally relating to equity grants. The vesting schedule for the options is 25% annually, on each of the first four anniversaries of the date grant (full vesting on the fourth anniversary of the date of grant). The vesting schedule for the restricted stock is 33 1/3% annually, on each of the first three anniversaries of the date of grant (full vesting on the third anniversary of the date of grant).
     This summary is qualified in its entirety by reference to the letter agreement itself, a copy of which is attached hereto as Exhibit 10.3 to this Current Report and which is incorporated by reference in this Item 1.01 in its entirety.

Item 1.02. Termination of a Material Definitive Agreement
     As described in Item 1.01 of this Current Report, Emdeon and Charles A. Mele have entered into an employment agreement, dated as of February 1, 2006, that supersedes the employment agreement between us, dated as of July 1, 2000, as amended. To the extent required by Item 1.02 of Form 8-K, the information contained or incorporated by reference in Item 1.01 of this Current Report regarding the new employment agreement is incorporated by reference in this Item 1.02. In addition, to the extent required by Item 1.02 of Form 8-K, the following are incorporated by reference in this Item 1.02 pursuant to General Instruction B.3 of Form 8-K:
•	the prior employment agreement itself, a copy of which was filed as Exhibit 10.51 to our Annual Report on Form 10-K for the year ended December 31, 2001, as amended by Amendment No. 1 on Form 10-K/A; and

•	the description of the prior employment agreement under the heading “Executive Compensation — Compensation Arrangements with Executive Officers — Arrangements with Charles A. Mele” in the Proxy Statement, dated as of August 15, 2005, for Emdeon’s 2005 Annual Meeting of Stockholders.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits
The following exhibits are filed herewith:
10.1	Employment Agreement, dated as of February 1, 2006, between the Registrant and Charles A. Mele

10.2	Letter Agreement, dated as of February 1, 2006, between the Registrant and Kevin M. Cameron

10.3	Letter Agreement, dated as of February 1, 2006, between the Registrant and Martin J. Wygod

99.1	Change of Control Definition, as Amended, in Section 3.1(e) of the 2000 Long-Term Incentive Plan of the Registrant

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EMDEON CORPORATION

Dated: February 2, 2006	By:	/s/ Lewis H. Leicher

Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Employment Agreement, dated as of February 1, 2006, between the Registrant and Charles A. Mele

10.2	Letter Agreement, dated as of February 1, 2006, between the Registrant and Kevin M. Cameron

10.3	Letter Agreement, dated as of February 1, 2006, between the Registrant and Martin J. Wygod

99.1	Change of Control Definition, as Amended, in Section 3.1(e) of the 2000 Long-Term Incentive Plan of the Registrant